                                               THRIVENT MUTUAL FUNDS

                                                  Form N-SAR for
                                           Fiscal Period Ended 10-31-04

                                                 INDEX TO EXHIBITS

EXHIBIT NO.     ITEM

1.              Report on internal control by Independent Public Accountants. (Item 77.B.)

2.              Mergers.  (Item 77.M.)

3.              Agreement and Plan of Reorganization.  (Item 77.Q.1.G)